EXHIBIT 10.3
ACCEPTANCE LETTER AND COMMENCEMENT DATE AGREEMENT
     THIS AGREEMENT (the “Agreement”) is made this 24th day of March 2008, by and between Southwest Valley Partners, LLC (“Landlord”) and Ulta Salon, Cosmetics & Fragrance, Inc. (“Tenant”).
     WHEREAS effective as of June 21, 2007, Landlord and Tenant entered into a Lease, as amended (the “Lease”) for the Premises consisting of approximately 328,995 sf located in the Riverside Business Center, Phoenix, Arizona, and
     WHEREAS, Landlord and Tenant now desire to set forth the Commencement Date of the Premises and document other acknowledgements pursuant to the Lease.
     NOW THEREFORE, in consideration of the rent reserved herein and their mutual undertakings, Landlord and Tenant agree as follows:
1.	Commencement Date; Term. The Commencement Date of the Premises is [***], and the Expiration Date is [***].

2.	Additional Rent/Base Rent. Tenant shall commence paying (a) Additional Rent (as defined in the Lease) as of [***] and (b) Base Bent (as defined in the Lease) as of [***].

3.	Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original and all of which, collectively, shall be deemed to constitute one and the same instrument.
[Signatures to Follow.]

[***]:	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Agreement on the day and year first above written.

TENANT:		LANDLORD:

ULTA SALON, COSMETICS &		SOUTHWEST VALLEY PARTNERS, LLC
FRAGRANCE, INC.

By:	/s/ Alex J. Lelli, Jr.	By:	/s/ Michael S. Curless
	Alex J. Lelli, Jr.,		Michael S. Curless,
	Senior Vice President,		Executive Vice President
Growth and Development

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